                                                                    Exhibit 99.2

                             EVERLAST WORLDWIDE INC.

                 2000 STOCK OPTION AND RESTRICTED STOCK PLAN,

                                   AS AMENDED

      1.    PURPOSE OF THE PLAN.

            This 2000 Stock Option and  Restricted  Stock Plan,  as amended (the
"Plan"),  is  intended  as an  incentive,  to  retain  in the  employ  of and as directors,  advisors  and  consultants  to Everlast  Worldwide  Inc., a Delaware corporation  (the  "Company")  and any  Subsidiary  of the  Company,  within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as
amended (the "Code"),  persons of training,  experience and ability,  to attract new employees, directors, consultants and advisors whose services are considered valuable,  to encourage the sense of proprietorship  and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

            It is further  intended that certain options granted pursuant to the
Plan shall constitute  incentive stock options within the meaning of Section 422 of the Code (the  "Incentive  Options")  while  certain  other  options  granted pursuant to the Plan shall be  nonqualified  stock  options  (the  "Nonqualified
Options").  Incentive Options and Nonqualified  Options are hereinafter referred to collectively as "Options."

            The  Company  intends  that the Plan meet the  requirements  of Rule
16b-3 ("Rule 16b-3")  promulgated under the Securities  Exchange Act of 1934, as amended (the  "Exchange  Act") and that  transactions  of the type  specified in subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b) of the Exchange Act. Further,  the Plan, as it relates to the Options,  is
intended  to  satisfy  the  performance-based   compensation  exception  to  the
limitation  on the  Company's tax  deductions  imposed by Section  162(m) of the
Code. In all cases,  the terms,  provisions,  conditions and  limitations of the
Plan shall be construed and interpreted  consistent with the Company's intent as stated in this Section 1.

      2.    ADMINISTRATION OF THE PLAN.

            The Board of Directors of the Company (the  "Board")  shall  appoint and  maintain  as  administrator  of the  Plan  a  Committee  (the  "Committee")
consisting of two or more directors that are  "Non-Employee  Directors" (as such term is defined in Rule 16b-3) and "Outside  Directors" (as such term is defined in Section 162(m) of the Code),  which shall serve at the pleasure of the Board.
The Committee,  subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate  recipients of Options and Stock (as defined in Section 4 herein) granted pursuant to Section 6 herein ("Restricted  Stock"), to determine the terms and conditions of respective  Option  agreements and Restricted  Stock grants  (which  need not be  identical)  and to  interpret  the  provisions  and supervise  the  administration  of  the  Plan.  The  Committee  shall  have  the authority, without limitation, to designate which Options granted under the Plan shall be  Incentive  Options and which  shall be  Nonqualified  Options.  To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

            Subject to the provisions of the Plan, the Committee shall interpret the Plan, all Options  granted under the Plan and the terms of Restricted  Stock granted  under the Plan,  shall  make such rules as it deems  necessary  for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted  Stock granted under the Plan in the manner and to the extent that the  Committee  deems  desirable  to carry into effect the Plan,  any Options or
Restricted  Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

            In the event that for any reason the  Committee  is unable to act or if,  at the time of any  grant,  award or other  acquisition  under  the Plan of
Options,  Restricted Stock or Stock as hereinafter  defined,  the Committee does not consist of two or more Non-Employee  Directors, or if there shall be no such
Committee,  then the Plan shall be  administered  by the Board,  and  references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board,  and any such grant,  award or other  acquisition may be approved or ratified in any other manner contemplated by subparagraph (d)
of Rule 16b-3;  provided,  however,  that Options granted to the Company's Chief
Executive Officer or to any of the Company's other four most highly  compensated officers that are intended to qualify as  performance-based  compensation  under
Section 162(m) of the Code may only be granted by the Committee.

      3.    DESIGNATION OF GRANTEES.

            The persons eligible for  participation in the Plan as recipients of
Options or Restricted Stock (the "Grantees") shall include  employees,  officers and  directors  of,  and  consultants  and  advisors  to,  the  Company  or  any
Subsidiary;  provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries.  In selecting Grantees, and in determining the number of shares of  Restricted  Stock or the  number of shares to be covered by each Option  granted to  Grantees,  the  Committee  may  consider  the office or position held by the Grantee or the Grantee's  relationship to the Company,  the
Grantee's  degree of  responsibility  for and  contribution  to the  growth  and success of the  Company or any  Subsidiary,  the  Grantee's  length of  service, promotions,  potential  and any other  factors that the  Committee  may consider relevant. A Grantee who has been granted an Option or Restricted Stock hereunder may be granted an additional  Option or Options or additional  Restricted Stock, if the Committee shall so determine.

      4.    STOCK RESERVED FOR THE PLAN.

            Subject to  adjustment  as provided in Section 8 hereof,  a total of
2,000,000 shares of the Company's Common Stock,  $0.002 par value per share (the
"Stock"),  shall be subject to the Plan.  The maximum  number of shares of Stock that may be subject to Options  granted under the Plan to any  individual in any calendar year shall not exceed  600,000,  and the method of counting such shares shall conform to any requirements  applicable to performance-based  compensation under Section  162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares held by any Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such  purpose.  Any of such shares of Stock that may remain  unsold and that are not subject to outstanding Options or Restricted Stock at the termination of the Plan shall cease to be  reserved  for the  purposes  of the Plan,  but until termination  of the Plan the  Company  shall at all times  reserve a  sufficient number of  shares of Stock to meet the  requirements  of the  Plan.  Should  any
Option expire or be canceled  prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option or the vesting of Restricted  Stock be reduced for any reason or should any  Restricted
Stock be  forfeited  before its  delivery  to the  Grantee,  the shares of Stock theretofore  subject to such Option or Restricted  Stock grant may be subject to future  Options or  Restricted  Stock grants  under the Plan,  except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

      5.    TERMS AND CONDITIONS OF OPTIONS.

            Options  granted  under the Plan shall be  subject to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (a) OPTION  PRICE.  The purchase  price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant,  but shall not be less than 100% of the Fair  Market
      Value (as defined  below) of such share of Stock on the date the Option is granted;  provided,  however,  that with  respect to a Grantee who, at the time such Incentive Option is granted, owns (within the meaning of Section
      424(d) of the Code) more than 10% of the total  combined  voting  power of all classes of stock of the  Company or of any  Subsidiary,  the  purchase price per share of Stock shall be at least 110% of the Fair  Market  Value per share of Stock on the date of grant.  The purchase price of each share of Stock  purchasable  under a Nonqualified  Option shall not be less than
      80% of the Fair Market Value of such share of Stock on the date the Option is granted; provided,  however, that if an Option granted to the Company's
      Chief Executive  Officer or to any of the Company's other four most highly
      compensated   officers  is   intended  to  qualify  as   performance-based
      compensation  under Section 162(m) of the Code, the exercise price of such
      Option  shall not be less than 100% of the Fair Market Value (as such term is  defined  below)  of such  share of Stock  on the  date the  Option  is granted. The exercise price for each Option shall be subject to adjustment as  provided in Section 8 below.  "Fair  Market  Value"  means the closing price of  publicly  traded  shares  of Stock on the  principal  securities exchange  on which  shares of Stock are listed (if the shares of Stock are so  listed),  or on the  NASDAQ  Stock  Market (if the shares of Stock are regularly  quoted on the  NASDAQ  Stock  Market),  or, if not so listed or regularly  quoted,  the mean  between the closing bid and asked  prices of publicly  traded shares of Stock in the  over-the-counter  market,  or, if such bid and asked  prices  shall not be  available,  as  reported  by any nationally  recognized  quotation  service selected by the Company,  or as determined by the Committee in a manner  consistent with the provisions of the Code.  Anything in this Section 5(a) to the contrary  notwithstanding, in no event shall the purchase  price of a share of Stock be less than the minimum  price  permitted  under the rules and  policies  of any  national securities exchange on which the shares of Stock are listed.

                  (b) OPTION TERM. The term of each Option shall be fixed by the
      Committee,  but no Option shall be  exercisable  more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option granted to a Grantee  who, at the time such  Incentive  Option is granted, owns  (within the meaning of Section  424(d) of the Code) more than 10% of the total combined  voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

                  (c)  EXERCISABILITY.  Subject to Section 5(j) hereof,  Options shall be  exercisable  at such time or times and subject to such terms and conditions  as shall be  determined by the Committee at the time of grant.
      Unless otherwise determined by the Committee at grant, all Options granted under this plan and then  outstanding  shall  immediately  vest and become exercisable  upon a Change of Control.  A "Change of Control"  shall mean:
      (i) the sale of all or  substantially  all of the assets of the Company in one or a series of related  transactions  to any person or entity or group
      of  persons  or  entities   acting  in  concert  or  (ii)  the  merger  or
      consolidation  of the Company  with or into another  corporation  with the effect that the then existing  stockholders  of the company hold less than
      50% of the combined voting power of the then outstanding securities of the surviving  corporation  of such merger or the  corporation  resulting from such  consolidation  or (iii) the  acquisition  by any person or entity or group of persons or  entities  acting in concert of  beneficial  ownership
      (within  the  meaning  of Rule  13d-3  promulgated  under  the  Securities
      Exchange Act of 1934, as amended) of 50% or more of the outstanding shares of the voting stock of the Company or (iv) the adoption of a plan relating to the liquidation or dissolution of the Company.

                  (d) METHOD OF EXERCISE. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of
      Stock to be  purchased,  accompanied  by payment  in full of the  purchase price, in cash, or by check or such other  instrument as may be acceptable to the Committee.  As determined by the Committee, in its sole discretion, at or after grant,  payment in full or in part may be made at the election of the Grantee (i) in the form of Stock owned by the Grantee (based on the
      Fair  Market  Value of the Stock on the  trading  day before the Option is exercised)  which is not the subject of any pledge or  security  interest,
      (ii) in the form of  shares  of Stock  withheld  by the  Company  from the shares of Stock  otherwise  to be received  with such  withheld  shares of
      Stock  having a Fair  Market  Value on the date of  exercise  equal to the exercise price of the Option,  or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash  equivalents and the
      Fair  Market  Value of any shares  surrendered  to the Company is at least equal to such exercise  price and except with respect to (ii) above,  such method of payment will not cause a  disqualifying  disposition of all or a portion of the Stock  received  upon  exercise of an Incentive  Option.  A
      Grantee  shall  have  the  right  to  dividends  and  other  rights  of  a stockholder  with respect to shares of Stock purchased upon exercise of an
      Option at such time as the  Grantee has given  written  notice of exercise and has  paid in  full  for  such  shares  and  (ii)  has  satisfied  such conditions  that  may  be  imposed  by the  Company  with  respect  to the withholding of taxes.

                  (e)   NON-TRANSFERABILITY   OF   OPTIONS.   Options   are  not
      transferable  and  may be  exercised  solely  by the  Grantee  during  his lifetime  or after his death by the  person or  persons  entitled  thereto under  his will or the laws of  descent  and  distribution  or  except  as otherwise  permitted by law. The Committee,  in its sole  discretion,  may permit a transfer of a Nonqualified  Option to (i) a trust for the benefit of the Grantee or (ii) a member of the  Grantee's  immediate  family (or a trust for his or her benefit). Any attempt to transfer,  assign, pledge or otherwise  dispose of, or to subject to  execution,  attachment or similar process,  any Option  contrary to the provisions  hereof shall be void and ineffective and shall give no right to the purported transferee.

                  (f) TERMINATION BY DEATH.  Unless otherwise  determined by the
      Committee at grant,  if any  Grantee's  employment  with or service to the
      Company or any  Subsidiary  terminates by reason of death,  the Option may thereafter  be  exercised,  to the  extent  then  exercisable  (or on such accelerated  basis as the Committee shall determine at or after grant), by the legal  representative  of the estate or by the  legatee of the Grantee under the will of the Grantee,  for a period of one year after the date of such death or until the  expiration  of the stated  term of such Option as provided under the Plan, whichever period is shorter.

                  (g)  TERMINATION  BY REASON OF  DISABILITY.  Unless  otherwise determined by the Committee at grant, if any Grantee's  employment with or service to the Company or any Subsidiary terminates by reason of total and permanent  disability,  any Option held by such Grantee may  thereafter be exercised, to the extent it was exercisable at the time of termination due to  disability  (or on  such  accelerated  basis  as the  Committee  shall determine at or after grant),  but may not be exercised one year after the date of such termination of employment or service or the expiration of the stated  term  of such  Option,  whichever  period  is  shorter;  provided, however,  that,  if the  Grantee  dies within such  one-year  period,  any unexercised Option held by such Grantee shall thereafter be exercisable to the extent to which it was  exercisable  at the time of death for a period of one year after the date of such  death or for the  stated  term of such
      Option, whichever period is shorter.

                  (h)  TERMINATION  BY REASON OF  RETIREMENT.  Unless  otherwise determined by the Committee at grant, if any Grantee's  employment with or service to the Company or any Subsidiary terminates by reason of Normal or
      Early  Retirement  (as such terms are defined  below),  any Option held by such Grantee may thereafter be exercised to the extent it was  exercisable at the  time  of such  Retirement  (or on such  accelerated  basis  as the
      Committee  shall  determine at or after  grant),  but may not be exercised three months after the date of such  termination  of employment or service or the expiration of the stated term of such Option,  whichever  period is shorter;  provided,  however,  that,  if  the  Grantee  dies  within  such three-month  period,  any  unexercised  Option held by such Grantee  shall thereafter be  exercisable,  to the extent to which it was  exercisable at the time of death,  for a period of one year  after the date of such death or for the stated term of such Option, whichever period is shorter.

            For purposes of this  paragraph (h) "Normal  Retirement"  shall mean retirement from active employment with the Company or any Subsidiary on or after the normal  retirement  date specified in the  applicable  Company or Subsidiary pension plan or if no such pension plan exists,  age 65, and "Early  Retirement"
shall mean retirement from active  employment with the Company or any Subsidiary pursuant  to the  early  retirement  provisions  of the  applicable  Company  or
Subsidiary pension plan or if no such pension plan exists, age 55.

                  (i) OTHER  TERMINATION.  Unless  otherwise  determined  by the
      Committee at grant,  if any  Grantee's  employment  with or service to the
      Company or any  Subsidiary  terminates  for any reason  other than  death, disability  or Normal or Early  Retirement,  the  Option  shall  thereupon terminate,  except that the portion of any Option that was  exercisable on the date of such termination of employment or service may be exercised for the lesser of three months after the date of termination or the balance of such Option's term if the Grantee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary  without cause (the  determination  as to whether  termination  was for cause to be made by the  Committee).  The  transfer of a Grantee from the employ of or service to the  Company to the  employ of or service to a  Subsidiary,  or vice versa,  or from one  Subsidiary  to  another,  shall not be deemed to constitute  a  termination  of  employment  or service for purposes of the
      Plan.

                  (j) LIMIT ON VALUE OF INCENTIVE  OPTION.  The  aggregate  Fair
      Market Value,  determined as of the date the Incentive  Option is granted, of Stock for which Incentive Options are exercisable for the first time by any  Grantee  during any  calendar  year under the Plan  (and/or any other stock  option  plans of the  Company or any  Subsidiary)  shall not exceed
      $100,000.

                  (k)  TRANSFER OF  INCENTIVE  OPTION  SHARES.  The stock option agreement  evidencing any Incentive  Options granted under this Plan shall provide  that if the Grantee  makes a  disposition,  within the meaning of
      Section 424(c) of the Code and regulations promulgated thereunder,  of any share or  shares  of Stock  issued to him upon  exercise  of an  Incentive
      Option granted under the Plan within the two-year period commencing on the day  after  the date of the  grant of such  Incentive  Option  or within a one-year  period  commencing  on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive  Option, he shall,  within 10 days  after  such  disposition,  notify  the  Company thereof and immediately deliver to the Company any amount of United States federal, state and local income tax withholding required by law.

      6.    TERMS AND CONDITIONS OF RESTRICTED STOCK.

            Restricted  Stock may be granted  under this Plan aside from,  or in association  with,  any  other  award  and  shall be  subject  to the  following conditions and shall contain such  additional  terms and  conditions  (including provisions  relating to the  acceleration of vesting of Restricted  Stock upon a
Change  of  Control),  not  inconsistent  with  the  terms of the  Plan,  as the
Committee shall deem desirable:

            (a) GRANTEE  RIGHTS.  A Grantee  shall have no rights to an award of
Restricted  Stock unless and until  Grantee  accepts the award within the period prescribed by the Committee and, if the Committee  shall deem  desirable,  makes payment to the Company in cash,  or by check or such other  instrument as may be acceptable to the Committee.  After  acceptance and issuance of a certificate or certificates,  as provided  for below,  the  Grantee  shall have the rights of a stockholder with respect to Restricted Stock, including, without limitation, the right to  receive  dividends  and the right to vote the  stock,  subject  to the non-transferability and forfeiture restrictions described in Section 6(d) below.

            (b)  ISSUANCE  OF  CERTIFICATES.  The  Company  shall  issue  in the
Grantee's  name a  certificate  or  certificates  for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

            (c)  DELIVERY  OF  CERTIFICATES.   Unless  otherwise  provided,  any
certificate or certificates  issued  evidencing shares of Restricted Stock shall not be delivered to the Grantee  until such shares are free of any  restrictions specified by the Committee at the time of grant.

            (d) FORFEITABILITY,  NON-TRANSFERABILITY OF RESTRICTED STOCK. Shares
of Restricted  Stock are  forfeitable  until the terms of the  Restricted  Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the  Committee has specified  such  restrictions  have lapsed.
Unless otherwise  provided by the Committee at or after grant,  distributions in the form of dividends or otherwise of  additional  shares or property in respect of shares of Restricted Stock shall be subject to the same  restrictions as such shares of Restricted Stock.

            (e) CHANGE OF CONTROL. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding
Restricted  Stock,  in whole or in part, as determined by the Committee,  in its sole discretion.

            (f) TERMINATION OF EMPLOYMENT.  Unless  otherwise  determined by the
Committee at or after grant,  in the event the Grantee  ceases to be an employee or otherwise  associated  with the Company for any other  reason,  all shares of
Restricted  Stock  theretofore  awarded  to  him  which  are  still  subject  to restrictions shall be forfeited and the Company shall have the right to complete the blank stock  power.  The  Committee  may  provide  (on or after  grant) that restrictions  or forfeiture  conditions  relating to shares of Restricted  Stock will be waived in whole or in part in the event of  termination  resulting  from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

      7.    TERM OF PLAN.

            No Option or Restricted  Stock shall be granted pursuant to the Plan on or after August 10, 2010, but Options or Restricted Stock grants  theretofore granted may extend beyond that date.

      8.    CAPITAL CHANGE OF THE COMPANY.

            In  the  event  of  any   merger,   reorganization,   consolidation,
recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number of shares subject to Options and  Restricted  Stock grants and in the option price of shares subject to outstanding  Options  granted under the
Plan,  to the end that after such event each  Grantee's  proportionate  interest shall be maintained as immediately before the occurrence of such event.

            The  adjustments  described  above  will be made only to the  extent consistent with continued  qualification  of the Option under Section 422 of the
Code (in the case of an Incentive  Option) or as provided in Sections 162(m) and
409A of the Code.

      9.    PURCHASE FOR INVESTMENT.

            Unless the Options,  Restricted Stock and shares covered by the Plan have  been  registered  under  the  Securities  Act of  1933,  as  amended  (the
"Securities  Act"),  or the Company has  determined  that such  registration  is unnecessary,  each person  exercising  an Option  under the Plan or  receiving a
Restricted  Stock grant may be required by the Company to give a  representation in writing  that he is acquiring  the shares for his own account for  investment and not with a view to, or for sale in connection  with, the distribution of any part thereof.

      10.   TAXES.

            The Company  may make such  provisions  as it may deem  appropriate, consistent  with  applicable  law, in connection  with any Options or Restricted
Stock granted under the Plan with respect to the withholding of any taxes or any other tax matters.

      11.   EFFECTIVE DATE OF PLAN.

            The Plan shall be effective on August 10, 2000;  provided,  however, that the Plan shall  subsequently  be approved by majority vote of the Company's stockholders not later than August 10, 2001.

      12.   AMENDMENT AND TERMINATION.

            The Board may amend,  suspend, or terminate the Plan, except that no amendment  shall be made that would  impair the rights of any Grantee  under any
Option or  Restricted  Stock grant  theretofore  granted  without the  Grantee's consent,  and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

                  (a)  materially  increase  the  number of  shares  that may be issued under the Plan, except as is provided in Section 8;

                  (b) materially  increase the benefits accruing to the Grantees under the Plan;

                  (c) materially  modify the  requirements as to eligibility for participation in the Plan;

                  (d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 80% of the Fair Market Value per share of Stock on the date of grant thereof; or

                  (e) extend the term of any Option  beyond that provided for in
      Section 5(b).

            The Committee may also substitute new Options for previously granted
Options,   including  options  granted  under  other  plans  applicable  to  the participant  and previously  granted  Options having higher option prices,  upon such terms as the Committee may deem appropriate.

            Except to the extent expressly required or permitted by the Plan, no amendment of the Plan, an Option or a Restricted  Stock grant will,  without the approval  of the  stockholders  of the  Company,  effectuate  a change for which stockholder  approval is  required in order for the Plan,  Option to continue to qualify for the award of incentive  stock  options under Section 422 of the Code or for the award of  performance-based  compensation under Section 162(m) of the
Code.

            It is the intention of the Board that the Plan comply  strictly with the  provisions of Section 409A of the Code and Treasury  Regulations  and other
Internal  Revenue  Service  guidance  promulgated  thereunder (the "Section 409A
Rules") and the Committee shall exercise its discretion in granting  Options and
Restricted  Stock hereunder (and the terms of such Options and Restricted  Stock grants)  accordingly.  The Plan and any grant of an Option or  Restricted  Stock hereunder may be amended from time to time (without,  in the case of Options and
Restricted Stock, the consent of the Grantee) as may be necessary or appropriate to comply with the Section 409A Rules.

      13.   GOVERNMENT REGULATIONS.

            The Plan, and the grant and exercise of Options hereunder, the grant of  Restricted  Stock  hereunder  and the  obligation of the Company to sell and deliver shares under such Options and Restricted Stock grants,  shall be subject to all  applicable  laws,  rules and  regulations,  and to such approvals by any governmental  agencies,  national securities exchanges and interdealer quotation systems as may be required.

      14.   GENERAL PROVISIONS.

                  (a)  CERTIFICATES.   All  certificates  for  shares  of  Stock
      delivered under the Plan shall be subject to such stop transfer orders and other  restrictions  as the Committee may deem advisable  under the rules,
      regulations  and  other   requirements  of  the  Securities  and  Exchange
      Commission,  or  other  securities  commission  having  jurisdiction,  any applicable  Federal  or  state  securities  law,  any  stock  exchange  or interdealer quotation system upon which the Stock is then listed or traded and the  Committee  may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                  (b)  EMPLOYMENT  MATTERS.  The  adoption of the Plan shall not confer  upon any  Grantee of the  Company or any  Subsidiary  any right to continued  employment  or, in the case of an  Grantee  who is a  director, continued service as a director, with the Company or a Subsidiary,  as the case may be,  nor  shall  it  interfere  in any way with the  right of the
      Company  or any  Subsidiary  to  terminate  the  employment  of any of its employees,  the service of any of its directors or the retention of any of its consultants or advisors at any time.

                  (c)  LIMITATION  OF  LIABILITY.  No member of the Board or the
      Committee,  or any officer or employee of the Company  acting on behalf of the Board or the  Committee,  shall be  personally  liable for any action, determination or  interpretation  taken or made in good faith with respect to the Plan,  and all members of the Board or the  Committee  and each and any officer or employee of the Company  acting on their behalf  shall,  to the extent  permitted by law, be fully  indemnified  and  protected by the
      Company in respect of any such action, determination or interpretation.

                  (d) REGISTRATION OF STOCK. Notwithstanding any other provision in the Plan,  no Option may be exercised  and no  Restricted  Stock may be sold  unless and until the Stock to be issued  upon the  exercise  of such
      Option or the Stock underlying the Restricted Stock grant, as the case may be, has been  registered  under the Securities  Act and  applicable  state securities laws, or are, in the opinion of counsel to the Company,  exempt from such  registration  in the United  States.  The Company  shall not be under  any  obligation  to  register  under  applicable  federal  or state securities  laws any Stock to be issued upon the  exercise of an Option or pursuant to a Restricted Stock grant granted  hereunder in order to permit the exercise of such Option and the issuance and sale of the Stock subject to such Option or the sale of such  Restricted  Stock, as the case may be, although  the Company may in its sole  discretion  register  such Stock at such time as the Company shall determine.

                                    EVERLAST WORLDWIDE INC.